UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	May 1, 2015 – October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Semiannual report
10 | 31 | 15

A world of investing.®

Putnam
INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Semiannual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, factors related to a specific issuer or industry and, in the case of bonds, changing market perceptions of the risk of default and changes in government intervention in the financial markets. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The risks associated with bond investments include interest-rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments), which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely affected by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s investments in leveraged companies and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Capital Spectrum Fund

Targeting companies that use debt strategically

Companies that use debt as a tool to improve their business performance can offer a different set of investment opportunities. Securities of these companies can add a new dimension to most investment portfolios. Given the complexity of uncovering capital structure opportunities, successful investing requires specialized analytical skills and experience.

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY

CAPITAL STRUCTURE	INVESTMENT CHOICES	YIELD POTENTIAL
Bank loans	Have first claims on a company's cash flows; typically backed by collateral.	Low
High-yield bonds	Pay greater income than bank loans to compensate investors for risk.	High
Convertibles	Interest-paying securities that can be converted into common stock at a predetermined price.	Low
Common stock	Offers growth potential, but might not earn a dividend.	Low (if any)
Rights and warrants	Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.	No

LESS PRIORITY

Growth of a $10,000 investment (class A shares before sales charge)

$29,878
$10,000
5/18/09
6/09
12/09
6/10
12/10
6/11
12/11
6/12
12/12
6/13
12/13
6/14
12/14
6/15
10/31/15

"With its focus on uncovering investment opportunities across the capital structure, the fund seeks to harness the greatest upside potential of mispriced securities."

David L. Glancy
Portfolio Manager
Investing in leveraged companies since 1987

2 Capital Spectrum Fund
Capital Spectrum Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

† Returns for the six-month period are not annualized, but cumulative.

4 Capital Spectrum Fund

Interview with your fund’s portfolio manager

What was the environment like during the six-month reporting period ended October 31, 2015?

The six-month reporting period was a challenging time for stocks, as increased market volatility and macroeconomic pressures resulted in a correction for many major indexes during August. Market volatility began to rise from the beginning of the period as the strength of the U.S. economic recovery came under more intense scrutiny. Economic data were mixed, with reports of growth in some sectors followed by indications of weakness in others.

Expectations for the Federal Reserve’s first interest-rate hike since June 2006 weighed on the markets throughout the reporting period. However, the Fed’s effort to begin normalizing U.S. interest rates was complicated by a convergence of global factors — notably, overlapping economic slowdowns in Europe and China and low commodity prices. China’s economic slowdown and the continued slide in oil and commodity prices added to growing worries about the direction of global growth. As investors watched China’s equity markets take a dramatic downturn, major U.S. stock indexes would soon experience the first correction in four years. In the third quarter, U.S. stocks posted their worst quarterly performance since 2011.

Still, U.S. growth remained positive. The Fed acknowledged “moderate growth” and

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/15. See pages 3–4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Capital Spectrum Fund 5

continued to maintain its accommodative monetary policy, leaving the federal funds rate unchanged at its September and October meetings. Equities in general rebounded in October as investors gained confidence that the Chinese economy was not going to experience a hard landing. In the United States, positive economic news began to dominate. In addition, Congress approved a two-year budget, increasing spending by $80 billion and bypassing limits on military and domestic spending. The deal, reached with less contention than past budget debates, extended the government’s borrowing authority through March 2017 and averted a default on debt.

In August, however, as the Chinese government took more aggressive steps to address the slowing economy — including the unexpected devaluation of the yuan — Chinese stocks sold off rapidly. The collapse of Chinese stock prices spread quickly across the world stage, with prices dropping sharply in most major equity markets as investors worried about how weakening demand from China could affect the performance of other world economies. Emerging-market and growth stocks were among the hardest hit. In the final month of the period, as investors realized that the Chinese slowdown may not spread around the globe, equity markets delivered robust returns.

How did Putnam Capital Spectrum Fund perform in this environment?

In this environment, Capital Spectrum Fund declined –3.50%, trailing its custom benchmark, which slipped 1.14% for the six-month period.

The fund was concentrated in a handful of large holdings that performed below expectations. Nevertheless, at this time I still

Allocations are shown as a percentage of portfolio market value as of 10/31/15. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6 Capital Spectrum Fund

have a strong conviction about the long-term growth prospects of these top holdings.

What holdings contributed to performance?

Priceline Group, an overweight holding relative to the benchmark, was the top contributor for the semiannual period. Through the end of the period, Priceline has experienced good organic growth, with diversification and global expansion. Priceline operates six lines of business, including OpenTable, a restaurant booking service, and Booking.com, a European hotel reservation site.

U.S. aerospace and defense technology company Northrop Grumman benefited from a favorable backdrop in military spending and an excellent management team, in our view. The company has had consistent earnings growth in recent years and has been buying back its stock. We believe that defense spending, both domestically and internationally, should increase with the growing instability in various parts of the world. This may bode well for Northrop Grumman shares in our view.

What holdings held back performance?

Jazz Pharmaceuticals, a midsize pharmaceutical company, was the top detractor for the period. The company is known for its pricing power and lineup of quality drugs, including its blockbuster narcolepsy drug, Xyrem. The stock underperformed when the company’s shares lost value during the period over concerns about high drug prices in the industry. In my view, it is a classic case of the baby being thrown out with the bath water,

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Capital Spectrum Fund 7

but I still have strong long-term conviction in the Jazz story.

Satellite TV provider DISH Network was another detractor. The company had been in talks with T-Mobile for a possible merger. These on-again off-again talks during the period cooled enthusiasm for the stock. In addition, DISH had to return some of its wireless spectrum under an agreement with the Federal Communications Commission. I believe DISH is close to monetizing its spectrum assets, and at this time I continue to have strong belief in the stock’s long-term growth prospects.

Gulfport Energy, a U.S. oil and gas exploration and production company, was also a top detractor. The company has a mix of onshore and offshore drilling projects. The stock suffered due to the continued weakness in the energy sector during the period. Gulfport still has quality assets, I believe, and I continue to hold the stock in the portfolio. If we see a commodity-price recovery, I believe that the stock will be well positioned for a rebound.

What was the cash level in the portfolio, and how did it affect performance during the period?

There was a large cash position in the portfolio — approximately 13% at period-end — and this held back performance. The cash level in the portfolio allows the fund to take advantage of any weakness in select holdings where I have the long-term confidence to add to the position. In addition, cash on hand can serve as a kind of “dry powder” when price dislocations occur in stocks that I consider candidates for the fund’s portfolio. This has been the hallmark of my approach.

What is your view of the China slowdown, and does it affect your holdings in any way?

Of the handful of holdings that I own in the fund, none have been significantly affected

Allocations are shown as a percentage of portfolio market value as of 10/31/15. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

8 Capital Spectrum Fund

by China. I know each of the companies in the portfolio very well, and I have not had to worry about what China’s gross domestic product [GDP] is. I have to understand the company. These companies, in my view, are not likely to be affected by China’s GDP slowdown or what decisions the Fed makes on interest rates. However, I believe that China’s GDP slowdown will primarily affect South Korea, Japan, and emerging markets in Southeast Asia.

What is your outlook for the economy and the markets?

While the macroeconomic situation — particularly fears over China’s slowdown — has generated a lot of noise in the markets, it has also perhaps led us to a healthy correction. In my view, U.S. stocks were becoming over-valued in the first half of 2015, even though corporate fundamentals were strong. Now, I see the market as more appropriately valued, while corporate fundamentals in a variety of sectors remain healthy. In this context, it may be easier to find more attractive opportunities. And many investors who panicked through the August and September selloff may come to realize that they’re missing out on value over macro fears.

When you look at the broader markets, such as the S&P 500, stocks have not been cheap, in my view, and you should not be looking to put money blindly into equities and expect returns. I try to own stocks or other securities of companies that have a specific growth catalyst or where I believe that the individual company can pull levers to add value to the stock price. I tend to find good companies where there is news and noise generated that elicits a reaction from investors. I let that noise pass. I’m not a tactical investor; I make investments for the long term.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Capital Spectrum Fund 9

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

10 Capital Spectrum Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	198.78%	181.60%	184.77%	184.77%	184.69%	184.69%	189.25%	179.13%	194.07%	203.61%
Annual average	18.49	17.41	17.61	17.61	17.61	17.61	17.90	17.25	18.20	18.78

5 years	109.32	97.28	101.67	99.67	101.57	101.57	104.10	96.95	106.75	111.88
Annual average	15.92	14.56	15.06	14.83	15.05	15.05	15.34	14.52	15.63	16.20

3 years	47.90	39.40	44.62	41.62	44.62	44.62	45.71	40.61	46.80	48.97
Annual average	13.93	11.71	13.09	12.30	13.09	13.09	13.37	12.03	13.65	14.21

1 year	–0.76	–6.47	–1.49	–6.23	–1.50	–2.44	–1.26	–4.72	–1.01	–0.52

6 months	–3.50	–9.05	–3.85	–8.66	–3.86	–4.82	–3.74	–7.11	–3.60	–3.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Capital Spectrum Fund 11

Comparative index returns For periods ended 10/31/15

Capital Spectrum Blended Index

Life of fund	136.91%
Annual average	14.30

5 years	66.50
Annual average	10.73

3 years	34.40
Annual average	10.36

1 year	1.73

6 months	–1.14

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 10/31/15

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/15	$38.02	$40.34	$37.12	$37.04	$37.44	$38.80	$37.73	$38.28

10/31/15	36.69	38.93	35.69	35.61	36.04	37.35	36.37	36.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	178.18%	162.18%	165.22%	165.22%	165.19%	165.19%	169.43%	160.00%	173.78%	182.59%
Annual average	17.44	16.35	16.56	16.56	16.56	16.56	16.85	16.20	17.14	17.73

5 years	103.08	91.40	95.64	93.64	95.59	95.59	98.02	91.09	100.58	105.61
Annual average	15.22	13.86	14.36	14.13	14.36	14.36	14.64	13.83	14.94	15.51

3 years	43.13	34.90	39.95	36.95	39.99	39.99	41.01	36.07	42.07	44.22
Annual average	12.70	10.49	11.86	11.05	11.87	11.87	12.14	10.81	12.42	12.98

1 year	–6.06	–11.47	–6.77	–11.25	–6.76	–7.65	–6.53	–9.80	–6.32	–5.82

6 months	–10.55	–15.70	–10.91	–15.36	–10.88	–11.77	–10.77	–13.89	–10.68	–10.43

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12 Capital Spectrum Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/15	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for
the six-month period ended
10/31/15*	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.13% from annualizing the performance fee adjustment for the six months ended 10/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.72	$10.40	$10.40	$9.18	$7.95	$5.49

Ending value (after expenses)	$965.00	$961.50	$961.40	$962.60	$964.00	$966.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Capital Spectrum Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.90	$10.68	$10.68	$9.42	$8.16	$5.63

Ending value (after expenses)	$1,018.30	$1,014.53	$1,014.53	$1,015.79	$1,017.04	$1,019.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Capital Spectrum Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Capital Spectrum Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Capital Spectrum Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions: • That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

Capital Spectrum Fund 17

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and • That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations.

18 Capital Spectrum Fund

These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment

Capital Spectrum Fund 19

management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2014. Over each of these periods, your fund’s class A shares’ gross return was positive and exceeded the return of its benchmark. The Trustees noted that your fund significantly outperformed its benchmark over the one-year, three-year and five-year periods. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

20 Capital Spectrum Fund

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam

Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Capital Spectrum Fund 21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Capital Spectrum Fund

The fund’s portfolio 10/31/15 (Unaudited)

COMMON STOCKS (78.3%)*	Shares	Value

Aerospace and defense (7.2%)
General Dynamics Corp.	1,039,095	$154,388,735

Northrop Grumman Corp.	1,217,578	228,600,270

Raytheon Co.	2,192,900	257,446,460

640,435,465
Airlines (5.6%)
American Airlines Group, Inc.	10,056,927	464,831,166

Spirit Airlines, Inc. †	235,900	8,756,608

United Continental Holdings, Inc. †	386,000	23,279,660

496,867,434
Banking (2.7%)
Citigroup, Inc.	4,198,400	223,228,928

Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private)
(United Kingdom) † ΔΔ F	858,926	21,152,812

244,381,740
Biotechnology (1.3%)
Aegerion Pharmaceuticals, Inc. † S	1,425,300	20,923,404

AMAG Pharmaceuticals, Inc. †	386,960	15,478,400

ARIAD Pharmaceuticals, Inc. † S	6,022,100	41,191,164

United Therapeutics Corp. †	266,300	39,047,569

116,640,537
Cable television (20.4%)
DISH Network Corp. Class A †	28,636,055	1,803,212,380

1,803,212,380
Chemicals (1.2%)
Dow Chemical Co. (The)	206,800	10,685,356

W.R. Grace & Co. †	926,856	92,963,657

103,649,013
Commercial and consumer services (8.2%)
Ctrip.com International, Ltd. ADR (China) † S	347,463	32,303,635

Priceline Group, Inc. (The) †	482,004	700,949,497

733,253,132
Conglomerates (0.3%)
Tyco International PLC	821,695	29,942,566

29,942,566
Consumer finance (0.5%)
Ocwen Financial Corp. † S	6,247,025	43,666,705

43,666,705
Consumer services (0.4%)
Delivery Hero Holding GmbH (acquired 6/12/15, cost $33,218,730)
(Private) (Germany) † ΔΔ F	4,313	29,212,804

FabFurnish GmbH (acquired 8/2/13, cost $351) (Private) (Brazil) † ΔΔ F	264	218

Global Fashion Holding SA (acquired 8/2/13, cost $17,399,601)
(Private) (Brazil) † ΔΔ F	410,732	10,527,458

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351)
(Private) (Brazil) † ΔΔ F	264	218

New Middle East Other Assets GmbH (acquired 8/2/13, cost $136)
(Private) (Brazil) † ΔΔ F	102	84

39,740,782
Electronics (5.6%)
Agilent Technologies, Inc.	5,084,100	191,975,616

GenMark Diagnostics, Inc. †	2,000,000	12,720,000

L-3 Communications Holdings, Inc.	2,345,500	296,471,200

		501,166,816

Capital Spectrum Fund 23

COMMON STOCKS (78.3%)* cont.	Shares	Value
Financial (1.0%)
Leucadia National Corp.	4,254,254	$85,127,623

85,127,623
Investment banking/Brokerage (0.3%)
Altisource Portfolio Solutions SA † S	961,300	25,772,453

25,772,453
Lodging/Tourism (0.1%)
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	359,400	6,731,562

6,731,562
Medical technology (0.1%)
STAAR Surgical Co. † S	938,559	7,649,256

7,649,256
Natural gas utilities (—%)
Kinder Morgan, Inc.	300,800	8,226,880

8,226,880
Oil and gas (1.4%)
Cabot Oil & Gas Corp.	995,400	21,610,134

Gulfport Energy Corp. †	3,463,171	105,522,820

127,132,954
Pharmaceuticals (12.0%)
Jazz Pharmaceuticals PLC † Ω	6,174,984	847,701,804

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	3,584,500	212,166,555

1,059,868,359
Power producers (—%)
Mach Gen, LLC	51,616	2,787,264

2,787,264
Real estate (0.8%)
Altisource Residential Corp. Ω R	5,234,657	75,326,714

75,326,714
Software (1.2%)
Microsoft Corp.	1,956,700	103,000,688

103,000,688
Technology services (3.2%)
Alphabet, Inc. Class C †	326,343	231,967,868

Global Eagle Entertainment, Inc. † Ω	4,297,040	57,236,573

289,204,441
Telecommunications (4.8%)
EchoStar Corp. Class A †	9,504,131	426,070,193

		426,070,193

Total common stocks (cost $6,134,174,574)		$6,969,854,957

CONVERTIBLE PREFERRED STOCKS (2.6%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	32,961	$34,497,971

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $31,800,000) (Virgin Islands) † ΔΔ	31,800	15,907,950

American Tower Corp. $5.50 cv. pfd. R	220,143	23,899,274

Exelon Corp. $3.25 cv. pfd.	179,780	7,507,613

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd.
(United Kingdom) †	70,000	9,100,000

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	106,788	10,598,709

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	318,880	21,202,331

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/8/15, cost
$104,097,986) (Private) † ΔΔ F	3,078,243	109,815,466

Total convertible preferred stocks (cost $238,083,657)		$232,529,314

24 Capital Spectrum Fund

CORPORATE BONDS AND NOTES (2.3%)*	Principal amount	Value

Altice Financing SA 144A company guaranty sr. notes 6 5/8s,
2023 (Luxembourg)	$3,695,000	$3,704,238

Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)	7,025,000	6,761,563

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	16,690,000	15,563,425

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	12,250,000	4,746,875

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	10,000,000	8,125,000

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN 9s,
perpetual maturity (Brazil)	5,000,000	3,400,000

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	15,934,000	14,021,920

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	10,000,000	5,062,500

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	19,301,000	13,317,690

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	5,500,000	4,867,500

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	8,270,000	6,512,625

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 6 5/8s, 2023	3,905,000	3,670,700

HC2 Holdings, Inc. 144A company guaranty sr. notes 11s, 2019	18,000,000	17,460,000

HRG Group, Inc. sr. unsec. unsub. notes 7 3/4s, 2022	15,000,000	14,850,000

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡	7,100,000	6,904,750

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	6,725,000	5,691,031

Numericable-SFR SAS 144A sr. bonds 6 1/4s, 2024 (France)	5,015,000	5,015,000

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)	3,450,000	3,613,875

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	5,295,000	4,818,450

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	14,500,000	12,832,500

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	5,000,000	3,475,000

Sprint Corp. company guaranty sr. unsec. notes 7 1/8s, 2024	25,545,000	22,431,703

Stone Energy Corp. company guaranty sr. unsec. unsub. notes
7 1/2s, 2022	16,541,000	10,668,945

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	4,992,000	4,318,080

Total corporate bonds and notes (cost $232,740,161)		$201,833,370

SENIOR LOANS (0.7%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$14,911,153	$11,425,671

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	4,737,077	4,316,661

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.948s, 2019	4,000,000	3,345,716

LightSquared LP bank term loan FRN 12s, 2020 ‡‡	50,000,000	46,250,000

Total senior loans (cost $69,978,622)		$65,338,048

Capital Spectrum Fund 25

CONVERTIBLE BONDS AND NOTES (0.6%)*			Principal amount	Value

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019			$5,000,000	$3,600,000

GNC Holdings, Inc. 144A cv. company guaranty sr. unsec. notes
1 1/2s, 2020			5,000,000	4,100,000

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes
5 1/2s, 2020			7,750,000	6,233,906

ON Semiconductor Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1s, 2020			15,048,000	14,784,660

Stone Energy Corp. cv. company guaranty sr. unsec. notes
1 3/4s, 2017			16,366,000	14,893,060

Whiting Petroleum Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1 1/4s, 2020			10,900,000	9,598,813

Total convertible bonds and notes (cost $56,827,126)				$53,210,439

PREFERRED STOCKS (0.4%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			4,004	$4,024,020

LightSquared LP Ser. A, 9.75% pfd. (Private) (acquired 4/10/13, cost
$27,890,558) (In default) † ΔΔ F			25,253	27,600,032

Total preferred stocks (cost $31,754,498)				$31,624,052

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Global Eagle Entertainment, Inc. Ω	1/31/18	$11.50	859,187	$3,651,545

Total warrants (cost $1,168,800)				$3,651,545

SHORT-TERM INVESTMENTS (14.7%)*			Principal amount/shares	Value
Federal Farm Credit Banks Funding Corporation unsec.
discount notes 0.03%, November 10, 2015			$75,000,000	$74,999,438

Federal Home Loan Banks unsec. discount notes 0.03%,
November 4, 2015			75,000,000	74,999,813

Federal Home Loan Banks unsec. discount notes 0.04%,
November 19, 2015			92,190,000	92,188,387

Federal Home Loan Banks unsec. discount notes 0.10%,
January 7, 2016			75,000,000	74,987,625

Federal Home Loan Banks unsec. discount notes 0.11%,
December 2, 2015 ‡			75,000,000	74,996,125

Federal Home Loan Banks unsec. discount notes 0.11%,
January 15, 2016			40,000,000	39,992,600

Federal Home Loan Banks unsec. discount notes 0.11%,
January 20, 2016			59,300,000	59,288,259

Federal Home Loan Banks unsec. discount notes 0.17%,
November 18, 2015 ‡			49,000,000	48,996,066

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.25%, November 18, 2015			25,000,000	24,997,049

Federal National Mortgage Association unsec. discount notes
0.02%, November 12, 2015			17,000,000	16,999,896

Federal National Mortgage Association unsec. discount notes
0.11%, November 3, 2015			40,800,000	40,799,943

Putnam Cash Collateral Pool, LLC 0.26% [d]	Shares		114,160,025	114,160,025

Putnam Money Market Liquidity Fund 0.11% L	Shares		183,529,828	183,529,828

Putnam Short Term Investment Fund 0.15% L	Shares		316,040,370	316,040,370

26 Capital Spectrum Fund

SHORT-TERM INVESTMENTS (14.7%)* cont.	Principal amount	Value
U.S. Treasury Bills 0.06%, April 7, 2016 # Δ	$3,647,000	$3,644,454

U.S. Treasury Bills 0.07%, April 14, 2016 # Δ	25,190,000	25,169,193

U.S. Treasury Bills 0.09%, January 14, 2016 # ‡	1,272,000	1,271,790

U.S. Treasury Bills 0.17%, February 18, 2016 # Δ ‡	44,921,000	44,911,072

Total short-term investments (cost $1,311,963,906)		$1,311,971,933

TOTAL INVESTMENTS

Total investments (cost $8,076,691,344)		$8,870,013,658

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $8,903,460,848.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $214,217,042, or 2.4% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

‡ This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $229,563,051 to cover certain derivative contracts, securities sold short and the settlement of certain securities.

Capital Spectrum Fund 27

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $569,815,813) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Euro	Buy	12/16/15	$61,816,920	$63,976,835	$(2,159,915)

	Euro	Sell	12/16/15	61,816,920	63,631,348	1,814,428

Credit Suisse International
	Euro	Buy	12/16/15	1,002,136	1,037,132	(34,996)

	Euro	Sell	12/16/15	1,002,136	1,031,641	29,505

	Swedish Krona	Buy	12/16/15	50,491,512	52,814,734	(2,323,222)

	Swedish Krona	Sell	12/16/15	50,491,512	51,340,943	849,431

JPMorgan Chase Bank N.A.
	Euro	Buy	12/16/15	61,816,480	63,959,526	(2,143,046)

	Euro	Sell	12/16/15	61,816,480	63,632,299	1,815,819

	Swedish Krona	Buy	12/16/15	50,491,524	52,817,012	(2,325,488)

	Swedish Krona	Sell	12/16/15	50,491,524	51,356,080	864,556

State Street Bank and Trust Co.
	Swedish Krona	Buy	12/16/15	50,491,512	52,849,646	(2,358,134)

	Swedish Krona	Sell	12/16/15	50,491,512	51,368,617	877,105

Total						$(5,093,957)

FUTURES CONTRACTS OUTSTANDING at 10/31/15 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 10 yr (Short)	29	$3,702,938	Dec-15	$(17,405)

Total				$(17,405)

28 Capital Spectrum Fund

Securities sold short at 10/31/15 (Unaudited)

COMMON STOCKS (2.5%)*	Shares	Value

Automotive (0.1%)
PACCAR, Inc.	238,600	$12,562,290

		12,562,290
Conglomerates (0.7%)
General Electric Co.	1,981,800	57,313,656

		57,313,656
Electrical equipment (0.7%)
ABB, Ltd. (Switzerland)	1,573,523	29,637,155
Emerson Electric Co.	648,200	30,614,486

		60,251,641
Machinery (0.7%)
Catepillar, Inc.	879,300	64,180,107

		64,180,107
Manufacturing (0.3%)
Parker-Hannifin Corp.	252,700	26,457,690

		26,457,690

Total securities sold short (proceeds receivable $241,147,357)		$220,765,384

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$103,649,013	$—	$—

Capital goods	640,435,465	—	—

Communication services	2,229,282,573	—	—

Conglomerates	29,942,566	—	—

Consumer cyclicals	739,984,694	—	—

Consumer staples	—	—	39,740,782

Energy	127,132,954	—	—

Financials	453,122,423	—	21,152,812

Health care	1,184,158,152	—	—

Technology	893,371,945	—	—

Transportation	496,867,434	—	—

Utilities and power	8,226,880	2,787,264	—

Total common stocks	6,906,174,099	2,787,264	60,893,594

Capital Spectrum Fund 29

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$53,210,439	$—

Convertible preferred stocks	21,202,331	101,511,517	109,815,466

Corporate bonds and notes	—	201,833,370	—

Preferred stocks	—	4,024,020	27,600,032

Senior loans	—	65,338,048	—

Warrants	3,651,545	—	—

Short-term investments	499,570,198	812,401,735	—

Totals by level	$7,430,598,173	$1,241,106,393	$198,309,092

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(5,093,957)	$—

Futures contracts	(17,405)	—	—

Securities sold short	(191,128,229)	(29,637,155)	—

Totals by level	$(191,145,634)	$(34,731,112)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	from	into	out of	as of
in securities:	4/30/15	premiums	(loss)	tion) #	purchases	sales	Level 3†	Level 3†	10/31/15

Common
stocks*:

Consumer
staples	$9,581,241	$—	$—	$(3,059,189)	$33,218,730	$—	$—	$—	$39,740,782

Financials	$18,722,004	—	—	2,430,808	—	—	—	—	$21,152,812

Total
common
stocks	$28,303,245	—	—	(628,381)	33,218,730	—	—	—	$60,893,594

Convertible
preferred
stocks	$92,303,634	—	—	17,511,832	—	—	—	—	$109,815,466

Preferred
stocks	$27,600,032	—	—	—	—	—	—	—	$27,600,032

Totals	$148,206,911	$—	$—	$16,883,451	$33,218,730	$—	$—	$—	$198,309,092

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $16,883,451 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

30 Capital Spectrum Fund

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:

					Impact to
				Range of	valuation from
		Valuation		unobservable inputs	an increase
Description	Fair value	techniques	Unobservable input	(weighted average)	in input [1]

Private		Market
equity	$139,028,270	transaction	Liquidity discount	10%	Decrease
		price

Private		Comparable	EV/sales multiple	0.8x-2.5x (1.7x)	Increase
equity	$10,527,978	multiples

			Liquidity discount	25%	Decrease

			Liquidity discount	10%	Decrease

			Discount rates (WACC)	12%	Decrease

Private		Comparable
equity	$21,152,812	multiples	Deposit growth	57%-85% (72.3%)	Increase

			Market Capitalization/
			deposits	25%	Increase

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 31

Statement of assets and liabilities 10/31/15 (Unaudited)

ASSETS

Investment in securities, at value, including $112,687,892 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $6,604,718,095)	$7,272,366,799
Affiliated issuers (identified cost $1,471,973,249) (Notes 1 and 5)	1,597,646,859

Cash	23,145

Dividends, interest and other receivables	11,769,517

Receivable for shares of the fund sold	17,975,526

Receivable for investments sold	248,430,820

Receivable for sales of delayed delivery securities (Note 1)	4,205,813

Receivable for variation margin (Note 1)	563,757

Unrealized appreciation on forward currency contracts (Note 1)	6,250,844

Collateral on short sales (Note 1)	226,355,054

Prepaid assets	143,870

Total assets	9,385,732,004

LIABILITIES

Payable for investments purchased	83,636,206

Payable for purchases of delayed delivery securities (Note 1)	4,165,000

Payable for shares of the fund repurchased	30,865,788

Payable for compensation of Manager (Note 2)	6,203,967

Payable for custodian fees (Note 2)	45,042

Payable for investor servicing fees (Note 2)	1,997,315

Payable for Trustee compensation and expenses (Note 2)	278,452

Payable for administrative services (Note 2)	34,897

Payable for distribution fees (Note 2)	2,160,676

Payable for loan financing (Note 1)	5,733,930

Payable for variation margin (Note 1)	1,786

Unrealized depreciation on forward currency contracts (Note 1)	11,344,801

Securities sold short, at value (proceeds receivable $241,147,357) (Note 1)	220,765,384

Collateral on securities loaned, at value (Note 1)	114,160,025

Other accrued expenses	877,887

Total liabilities	482,271,156

Net assets	$8,903,460,848

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,625,597,906

Accumulated net investment loss (Note 1)	(11,832,113)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	481,102,131

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	808,592,924

Total — Representing net assets applicable to capital shares outstanding	$8,903,460,848

(Continued on next page)

32 Capital Spectrum Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,487,434,422 divided by 67,788,648 shares)	$36.69

Offering price per class A share (100/94.25 of $36.69)*	$38.93

Net asset value and offering price per class B share ($101,484,214 divided by 2,843,825 shares)**	$35.69

Net asset value and offering price per class C share
($1,846,622,294 divided by 51,858,621 shares)**	$35.61

Net asset value and redemption price per class M share ($13,110,579 divided by 363,746 shares)	$36.04

Offering price per class M share (100/96.50 of $36.04)*	$37.35

Net asset value, offering price and redemption price per class R share
($17,695,825 divided by 486,556 shares)	$36.37

Net asset value, offering price and redemption price per class Y share
($4,437,113,514 divided by 119,944,697 shares)	$36.99

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 33

Statement of operations Six months ended 10/31/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $638,061) (including dividend income of $5,758,123
from investments in affiliated issuers) (Note 5)	$28,644,109

Interest (including interest income of $253,178 from investments in affiliated issuers) (Note 5)	14,607,198

Payment-in-kind interest	2,729,485

Securities lending (Note 1)	135,919

Total investment income	46,116,711

EXPENSES

Compensation of Manager (Note 2)	41,115,935

Investor servicing fees (Note 2)	6,817,876

Custodian fees (Note 2)	58,518

Trustee compensation and expenses (Note 2)	286,675

Distribution fees (Note 2)	13,745,419

Administrative services (Note 2)	112,543

Dividend expense for short sales (Note 1)	4,024,640

Interest expense for short sales (Note 1)	392,591

Other	1,304,108

Total expenses	67,858,305

Expense reduction (Note 2)	(185,484)

Net expenses	67,672,821

Net investment loss	(21,556,110)

Net realized gain on investments (Notes 1 and 3)	131,339,530

Net realized gain on short sales (Note 1)	2,022,465

Net realized loss on futures contracts (Note 1)	(15,407,879)

Net realized gain on foreign currency transactions (Note 1)	10,121,384

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(4,065,861)

Net unrealized depreciation of investments, futures contracts and short sales during the period	(477,427,057)

Net loss on investments	(353,417,418)

Net decrease in net assets resulting from operations	$(374,973,528)

The accompanying notes are an integral part of these financial statements.

34 Capital Spectrum Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/15*	Year ended 4/30/15

Operations:
Net investment loss	$(21,556,110)	$(50,156,809)

Net realized gain on investments
and foreign currency transactions	128,075,500	545,311,453

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(481,492,918)	262,479,791

Net increase (decrease) in net assets resulting
from operations	(374,973,528)	757,634,435

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	—	(58,345,149)

Class B	—	(2,063,478)

Class C	—	(38,003,330)

Class M	—	(299,588)

Class R	—	(324,424)

Class Y	—	(103,550,800)

From net realized long-term gain on investments
Class A	—	(49,087,432)

Class B	—	(1,736,062)

Class C	—	(31,973,282)

Class M	—	(252,051)

Class R	—	(272,948)

Class Y	—	(87,120,230)

Increase (decrease) from capital share transactions (Note 4)	(1,243,349,203)	2,480,153,170

Total increase (decrease) in net assets	(1,618,322,731)	2,864,758,831

NET ASSETS

Beginning of period	10,521,783,579	7,657,024,748

End of period (including accumulated net investment loss
of $11,832,113 and undistributed net investment income
of $9,723,997, respectively)	$8,903,460,848	$10,521,783,579

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%)	(%)

Class A
October 31, 2015**	$38.02	(.08)	(1.25)	(1.33)	—	—	—	—	$36.69	(3.50)*	$2,487,434	.68*	(.21)*	19*
April 30, 2015	36.17	(.19)	3.54	3.35	—	(1.50)	(1.50)	—	38.02	9.17	2,966,035	1.25	(.51)	43
April 30, 2014	29.15	(.03)	7.75	7.72	(.07)	(.63)	(.70)	— [e]	36.17	26.57	2,899,539	1.27	(.09)	53
April 30, 2013	25.56	.20 [f]	4.27	4.47	(.23)	(.65)	(.88)	— [e]	29.15	17.81	1,026,593	1.28	.75 [f]	48g
April 30, 2012	24.53	.36 [h]	1.52	1.88	(.31)	(.54)	(.85)	— [e]	25.56	8.16	409,394	1.32	1.53 [h]	97
April 30, 2011	20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	— [e]	24.53	23.95	162,117	1.37	.07	117

Class B
October 31, 2015**	$37.12	(.21)	(1.22)	(1.43)	—	—	—	—	$35.69	(3.85)*	$101,484	1.06*	(.58)*	19*
April 30, 2015	35.60	(.47)	3.49	3.02	—	(1.50)	(1.50)	—	37.12	8.38	107,384	2.00	(1.26)	43
April 30, 2014	28.85	(.29)	7.67	7.38	—	(.63)	(.63)	— [e]	35.60	25.64	79,307	2.02	(.86)	53
April 30, 2013	25.38	(.01) [f]	4.23	4.22	(.10)	(.65)	(.75)	— [e]	28.85	16.90	33,020	2.03	(.03) [f]	48 [g]
April 30, 2012	24.45	.18 [h]	1.52	1.70	(.23)	(.54)	(.77)	— [e]	25.38	7.37	11,264	2.07	.76 [h]	97
April 30, 2011	20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	— [e]	24.45	23.06	3,317	2.12	(.67)	117

Class C
October 31, 2015**	$37.04	(.21)	(1.22)	(1.43)	—	—	—	—	$35.61	(3.86)*	$1,846,622	1.06*	(.58)*	19*
April 30, 2015	35.53	(.47)	3.48	3.01	—	(1.50)	(1.50)	—	37.04	8.37	2,024,513	2.00	(1.26)	43
April 30, 2014	28.80	(.28)	7.64	7.36	—	(.63)	(.63)	— [e]	35.53	25.62	1,377,735	2.02	(.83)	53
April 30, 2013	25.33	— [e,f]	4.22	4.22	(.10)	(.65)	(.75)	— [e]	28.80	16.96	436,913	2.03	(.01) [f]	48 [g]
April 30, 2012	24.39	.17 [h]	1.52	1.69	(.21)	(.54)	(.75)	— [e]	25.33	7.37	144,935	2.07	.72 [h]	97
April 30, 2011	20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	— [e]	24.39	23.04	54,645	2.12	(.70)	117

Class M
October 31, 2015**	$37.44	(.17)	(1.23)	(1.40)	—	—	—	—	$36.04	(3.74)*	$13,111	.94*	(.46)*	19*
April 30, 2015	35.81	(.38)	3.51	3.13	—	(1.50)	(1.50)	—	37.44	8.64	15,446	1.75	(1.00)	43
April 30, 2014	28.95	(.20)	7.69	7.49	—	(.63)	(.63)	— [e]	35.81	25.94	11,086	1.77	(.61)	53
April 30, 2013	25.43	.06 [f]	4.24	4.30	(.13)	(.65)	(.78)	— [e]	28.95	17.20	5,363	1.78	.23 [f]	48 [g]
April 30, 2012	24.45	.22 [h]	1.54	1.76	(.24)	(.54)	(.78)	— [e]	25.43	7.62	2,334	1.82	.94 [h]	97
April 30, 2011	20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	— [e]	24.45	23.37	1,307	1.87	(.36)	117

Class R
October 31, 2015**	$37.73	(.12)	(1.24)	(1.36)	—	—	—	—	$36.37	(3.60)*	$17,696	.81*	(.33)*	19*
April 30, 2015	36.00	(.29)	3.52	3.23	—	(1.50)	(1.50)	—	37.73	8.88	18,448	1.50	(.76)	43
April 30, 2014	29.04	(.12)	7.74	7.62	(.03)	(.63)	(.66)	— [e]	36.00	26.30	11,269	1.52	(.35)	53
April 30, 2013	25.51	.13 [f]	4.25	4.38	(.20)	(.65)	(.85)	— [e]	29.04	17.51	3,746	1.53	.47 [f]	48 [g]
April 30, 2012	24.51	.29 [h]	1.53	1.82	(.28)	(.54)	(.82)	— [e]	25.51	7.90	609	1.57	1.23 [h]	97
April 30, 2011	20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	— [e]	24.51	23.68	144	1.62	(.25)	117

Class Y
October 31, 2015**	$38.28	(.03)	(1.26)	(1.29)	—	—	—	—	$36.99	(3.37)*	$4,437,114	.56*	(.08)*	19*
April 30, 2015	36.32	(.10)	3.56	3.46	—	(1.50)	(1.50)	—	38.28	9.44	5,389,958	1.00	(.26)	43
April 30, 2014	29.24	.05	7.78	7.83	(.12)	(.63)	(.75)	— [e]	36.32	26.88	3,278,088	1.02	.16	53
April 30, 2013	25.61	.27 [f]	4.28	4.55	(.27)	(.65)	(.92)	— [e]	29.24	18.13	1,127,003	1.03	.99 [f]	48 [g]
April 30, 2012	24.55	.41[h]	1.53	1.94	(.34)	(.54)	(.88)	— [e]	25.61	8.42	448,252	1.07	1.71 [h]	97
April 30, 2011	20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	— [e]	24.55	24.26	223,941	1.12	.32	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Capital Spectrum Fund	Capital Spectrum Fund 37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

October 31, 2015	0.05%

April 30, 2015	0.01

April 30, 2014	<0.01

April 30, 2013	0.01

April 30, 2012	0.02

April 30, 2011	0.02

e Amount represents less than $0.01 per share.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.11	0.42%

Class B	0.11	0.40

Class C	0.11	0.42

Class M	0.11	0.40

Class R	0.12	0.44

Class Y	0.11	0.41

g Portfolio turnover excludes TBA purchase and sale commitments.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.18	0.76%

Class B	0.17	0.73

Class C	0.17	0.72

Class M	0.17	0.73

Class R	0.17	0.71

Class Y	0.17	0.73

The accompanying notes are an integral part of these financial statements.

38 Capital Spectrum Fund

Notes to financial statements 10/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through October 31, 2015.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. The fund invests in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that Putnam Management believes have favorable investment potential. Putnam Management expects the fund to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities) and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

Capital Spectrum Fund 39

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at

40 Capital Spectrum Fund

the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was

Capital Spectrum Fund 41

opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,093,957 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,114,901 and may include amounts related to unsettled agreements.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, the value of the securities sold short amounted to $220,765,384 and the fund posted collateral of $110,307,089. Collateral may include amounts related to unsettled trades.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $114,160,025 and the value of securities loaned amounted to $112,687,892.

42 Capital Spectrum Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $8,079,271,520, resulting in gross unrealized appreciation and depreciation of $1,321,009,215 and $530,267,077, respectively, or net unrealized appreciation of $790,742,138.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

Capital Spectrum Fund 43

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.362% of the fund’s average net assets before an increase of $6,122,951 (0.063% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other

44 Capital Spectrum Fund

funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,913,946	Class R	13,417

Class B	73,097	Class Y	3,452,468

Class C	1,354,848	Total	$6,817,876

Class M	10,100

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,871 under the expense offset arrangements and by $180,613 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5,512, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,424,898	Class M	54,194

Class B	522,957	Class R	48,026

Class C	9,695,344	Total	$13,745,419

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $296,780 and $1,461 from the sale of class A and class M shares, respectively, and received $26,094 and $29,216 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $111 and no monies on class  A and class  M redemptions, respectively.

Capital Spectrum Fund 45

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,455,241,324	$1,909,360,551

U.S. government securities (Long-term)	—	—

Securities sold short	8,807,788	62,306,650

Total	$1,464,049,112	$1,971,667,201

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/15		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	7,319,528	$271,599,410	34,816,684	$1,319,428,750

Shares issued in connection with
reinvestment of distributions	—	—	2,507,700	97,198,451

	7,319,528	271,599,410	37,324,384	1,416,627,201

Shares repurchased	(17,540,316)	(645,387,045)	(39,478,848)	(1,493,242,470)

Net decrease	(10,220,788)	$(373,787,635)	(2,154,464)	$(76,615,269)

	Six months ended 10/31/15		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	214,064	$7,762,004	834,294	$31,063,294

Shares issued in connection with
reinvestment of distributions	—	—	85,249	3,235,201

	214,064	7,762,004	919,543	34,298,495

Shares repurchased	(263,206)	(9,453,125)	(254,030)	(9,438,168)

Net increase (decrease)	(49,142)	$(1,691,121)	665,513	$24,860,327

	Six months ended 10/31/15		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	3,609,167	$130,346,207	20,618,463	$766,239,901

Shares issued in connection with
reinvestment of distributions	—	—	1,485,542	56,257,487

	3,609,167	130,346,207	22,104,005	822,497,388

Shares repurchased	(6,411,182)	(229,302,471)	(6,219,173)	(231,013,497)

Net increase (decrease)	(2,802,015)	$(98,956,264)	15,884,832	$591,483,891

	Six months ended 10/31/15		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	21,701	$787,957	168,562	$6,314,163

Shares issued in connection with
reinvestment of distributions	—	—	13,978	534,510

	21,701	787,957	182,540	6,848,673

Shares repurchased	(70,494)	(2,527,126)	(79,544)	(2,980,263)

Net increase (decrease)	(48,793)	$(1,739,169)	102,996	$3,868,410

46 Capital Spectrum Fund

	Six months ended 10/31/15		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	120,212	$4,454,999	265,985	$9,998,563

Shares issued in connection with
reinvestment of distributions	—	—	13,473	518,694

	120,212	4,454,999	279,458	10,517,257

Shares repurchased	(122,551)	(4,414,522)	(103,632)	(3,917,365)

Net increase (decrease)	(2,339)	$40,477	175,826	$6,599,892

	Six months ended 10/31/15		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,644,945	$507,321,159	77,456,214	$2,954,625,399

Shares issued in connection with
reinvestment of distributions	—	—	4,133,397	161,119,798

	13,644,945	507,321,159	81,589,611	3,115,745,197

Shares repurchased	(34,492,774)	(1,274,536,650)	(31,053,241)	(1,185,789,278)

Net increase (decrease)	(20,847,829)	$(767,215,491)	50,536,370	$1,929,955,919

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at				Fair value at
	the beginning				the end of
	of the reporting	Purchase	Sale	Investment	the reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money Market
Liquidity Fund*	$124,548,451	$335,306,530	$276,325,153	$84,726	$183,529,828

Putnam Short Term
Investment Fund*	324,513,275	174,135,280	182,608,185	168,452	316,040,370

Altisource
Residential Corp.	100,243,682	—	—	5,758,123	75,326,714

Altisource Portfolio
Solutions SA†	—	—	—	—	—

Global Eagle
Entertainment, Inc. #	54,873,201	—	—	—	57,236,573

Global Eagle Entertainment,
Inc. Warrants	4,038,179	—	—	—	3,651,545

Jazz Pharmaceuticals PLC	813,031,211	233,262,392	—	—	847,701,804

Totals	$1,421,247,999	$742,704,202	$458,933,338	$6,011,301	$1,483,486,834

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

#In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Capital Spectrum Fund 47

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30

Forward currency contracts (contract amount)	$686,800,000

Warrants (number of warrants)	859,187

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$6,250,844	Payables	$11,344,801

Equity contracts	Investments	3,651,545	Payables	—

			Payables, Net
			assets — Unrealized
Interest rate contracts	Receivables	—	depreciation	17,405*

Total		$9,902,389		$11,362,206

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$9,959,718	$9,959,718

Equity contracts	(15,369,433)	—	$(15,369,433)

Interest rate contracts	(38,446)	—	$(38,446)

Total	$(15,407,879)	$9,959,718	$(5,448,161)

48     Capital Spectrum Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Warrants	Futures	contracts	Total

Foreign exchange contracts	$ —	$ —	$(4,104,044)	$(4,104,044)

Equity contracts	(386,634)	—	—	$(386,634)

Interest rate contracts	—	23,201	—	$23,201

Total	$(386,634)	$23,201	$(4,104,044)	$(4,467,477)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N. A.	Credit Suisse International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total

Assets:

Futures contracts§	$—	$—	$—	$563,757	$—	$563,757

Forward currency contracts#	1,814,428	878,936	2,680,375	—	877,105	6,250,844

Total Assets	$1,814,428	$878,936	$2,680,375	$563,757	$877,105	$6,814,601

Liabilities:

Futures contracts§	$—	$—	$—	$1,786	$—	$1,786

Forward currency contracts#	2,159,915	2,358,218	4,468,534	—	2,358,134	11,344,801

Total Liabilities	$2,159,915	$2,358,218	$4,468,534	$1,786	$2,358,134	$11,346,587

Total Financial and Derivative Net Assets	$(345,487)	$(1,479,282)	$(1,788,159)	$561,971	$(1,481,029)	$(4,531,986)

Total collateral received (pledged)†##	$(345,487)	$(1,479,282)	$(1,788,159)	$—	$(1,481,029)

Net amount	$—	$—	$—	$561,971	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Capital Spectrum Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

50 Capital Spectrum Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Capital Spectrum Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

52 Capital Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
Ropes & Gray LLP	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA105
297691 12/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015